Supplement dated March 29, 2017 to the Variable Universal

Life Insurance Prospectuses Listed Below

Issued by Columbus Life Insurance Company through its Separate Account 1

Variable Life Prospectus	Date of Prospectus
Legacy	May 1, 2015
Pinnacle II	May 1, 2015

This supplement to the prospectuses identified above describes changes to a Portfolio in variable life insurance policies issued by Columbus Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

Putnam Fund Merger

Putnam Variable Insurance Trust and Putman Investment Management, LLC have announced an intention to reorganize and merge the Putnam VT Growth & Income Fund, a series of Putnam Variable Insurance Trust, into Putnam VT Equity Income Fund, a series of the Putnam Variable Insurance Trust, on May 15, 2017. No shareholder approval of the merger is required. We will support the transaction by replacing Putnam VT Growth & Income Fund with Putnam VT Equity Income Fund in your variable life insurance policy:

Existing Sub-Account Investment Option	Replacement Sub-Account Investment Option
Putnam VT Growth & Income Fund→	Putnam VT Equity Income Fund

Any Account Value you have in the Existing Sub-Account Investment Option at the end of the Business Day on May 11, 2017 will be transferred to the Replacement Sub-Account Investment Option. You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year.

Future Contributions and Systematic Programs. Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Existing Sub-Account Investment Option will be redirected to the Replacement Sub-Account Investment Option.  You can provide different directions for your future premiums or automated program allocations by contacting us or your financial representative.

Prior to the merger, you may transfer the values of the Sub-Account invested in Putnam VT Growth & Income Fund into any other available investment option under the policy without any fees or charges (and without the transfer counting as a transfer for the purposes of any limits on the number of free transfers or any limit on the number of transfers under the policy).

This is for informational purposes only.  You are not required to take any action.  If you need assistance, you can contact our offices in writing at Columbus Life Variable Universal Life Service Center, 400 East Fourth Street, P.O. Box 2850, Cincinnati, Ohio 45201-2850 or call us at (800) 677-9595.